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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): FEBRUARY 15, 2006

                                  ATARI, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                       of incorporation or organization)

                        Commission File Number: 0-27338


                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                        (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05      Costs Associated with Exit or Disposal Activities

     On February 17, 2006, Atari, Inc. announced a plan to reduce our worldwide workforce by approximately 20 percent as part of our restructuring plan. We expect to complete such workforce reductions by March 31, 2006. We anticipate recording a restructuring reserve during our fiscal 2006 fourth quarter to reflect severance packages of approximately $1.6 million. We expect a portion of this liability to remain with us through the second quarter of fiscal 2007.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     (a) On February 15, 2006, we received a NASDAQ Staff Determination stating that we are not in compliance with Marketplace Rule 4310(c)(14) and our securities are subject to delisting because we did not file our Quarterly Report on Form 10-Q for the quarter ended December 31, 2005 within the prescribed time period. Today, we filed our Quarterly Report on Form 10-Q for the quarter ended December 31, 2005 and therefore are in compliance with Marketplace Rule 4310(c)(14) and are no longer subject to delisting because of failure to comply with this rule.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) By mutual agreement and effective February 21, 2006, Jodi Scheurenbrand left employment as our Senior Vice President and Controller (principal accounting officer).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATARI, INC.


                                        By: /s/ Bruno Bonnell
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                                            Bruno Bonnell
                                             Chief Executive Officer, Chief
                                             Creative Officer and Chairman


Date:  February 22, 2006


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